                                                                                                                    Exhibit 4.6

                                                  BA CREDIT CARD FUNDING, LLC

                                                          Transferor

                                            FIA CARD SERVICES, NATIONAL ASSOCIATION

                                                           Servicer

                                                              and

                                                  THE BANK OF NEW YORK MELLON

                                                            Trustee

                                       on behalf of the Series 2001-D Certificateholders

                                ___________________________________________________________

                                                  THIRD AMENDED AND RESTATED

                                                   SERIES 2001-D SUPPLEMENT

                                                   Dated as of March 2, 2009

                                                              to

                                  SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                                                 Dated as of October 20, 2006

                                ___________________________________________________________

                                                BA MASTER CREDIT CARD TRUST II

                                                         SERIES 2001-D

                                                      TABLE OF CONTENTS

SECTION 9.            Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to

EXHIBITS

EXHIBIT A                  Form of Series 2001-D Certificate
EXHIBIT A-1                Form of Class D Certificate
EXHIBIT B                  Form of Monthly Payment Instructions and Notification to the Trustee
EXHIBIT C                  Form of Monthly Series 2001-D Certificateholder's Statement

                                                              -i-

                                                         TABLE OF CONTENTS
                                                            (continued)

EXHIBIT D                  Form of Annual Certification
EXHIBIT E                  Servicing Criteria to be Addressed in Assessment of Compliance

SCHEDULE 1

Schedule to the Exhibit C of the Pooling and Servicing Agreement

                                                              -ii-

                  THIS THIRD AMENDED AND RESTATED SERIES 2001-D SUPPLEMENT (this "Series Supplement"), by and among FIA CARD
SERVICES, NATIONAL ASSOCIATION, a national banking association ("FIA"), as Servicer, BA CREDIT CARD FUNDING, LLC, a Delaware
limited liability company ("Funding"), as Transferor, and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New
York), as Trustee (the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement, dated as of October
20, 2006, between FIA, as Servicer, Funding, as Transferor, and the Trustee, as amended and supplemented from time to time
(the "Agreement"), is dated as of March 2, 2009.

                  WHEREAS, the Trustee and MBNA America Bank, National Association ("MBNA") (as the predecessor to FIA) have heretofore executed and delivered a Series 2001-D Supplement, dated as of May 24, 2001 (as amended, supplemented or otherwise modified prior to June 10, 2006, the "Original Series 2001-D Supplement");

                  WHEREAS, the Trustee and FIA have heretofore executed and delivered an Amended and Restated Series 2001-D
Supplement, dated as of June 10, 2006;

                  WHEREAS, the Trustee, the Transferor and FIA have heretofore executed and delivered a Second Amended and
Restated Series 2001-D Supplement, dated as of October 20, 2006 (as amended, supplemented or otherwise modified prior to
March 2, 2009, the "Second Amended and Restated Series 2001-D Supplement");and

                  WHEREAS, the parties hereto desire to amend and restate in its entirety the Second Amended and Restated
Series 2001-D Supplement to, among other things, provide for the issuance of the Class D Certificate (as defined below).

                  NOW, THEREFORE, in consideration of the promises and the agreements contained herein, the Second Amended and Restated Series 2001-D Supplement is hereby amended and restated in its entirety as follows:

                  Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the
Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of
Certificates.

                  Pursuant to the Original Series 2001-D Supplement, MBNA, as seller and predecessor to the Transferor, and the Trustee created a Series consisting of an Investor Certificate, and this Series Supplement shall specify the Principal
Terms thereof and of the Class D Certificate.

                  SECTION 1.          Designation.

                  (a)      The Series created pursuant to the Original Series 2001-D Supplement consists of an Investor
Certificate issued pursuant to the Agreement and the Original Series 2001-D Supplement and known as the "Series 2001-D
Certificate."  Such Investor Certificate has been issued in one Class and is designated the Asset Backed Certificate, Series
2001-D (the "Series 2001-D Certificate").  The Series 2001-D Certificate has been issued as one definitive certificate substantially in the form of Exhibit A hereto.  In addition, there is hereby created a second Class, an undivided interest in the Trust which shall be an Investor Certificate for all purposes under the Agreement and this Series Supplement, which shall be known as the Class D Certificate, Series 2001-D (the "Class D Certificate").  The Class D Certificate shall been issued as one definitive certificate substantially in the form of Exhibit A-1 hereto.

                  (b)      Series 2001-D is included in Group One (as defined below).  Series 2001-D is not subordinated to any other Series.

                  (c)      Except as expressly provided herein, (i) the provisions of Article VI and Article XII of the
Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered
Certificates and the opinion described in subsection 6.09(b)(d)(i) and clauses (a) and (c) of the definition of Tax Opinion in Section 1.01 of the Agreement do not apply to the Series 2001-D Certificate, and (ii) the provisions of Section 3.07 of the Agreement do not apply to cause the Series 2001-D Certificate to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Transferor intends and, together with the Series 2001-D Certificateholders, agrees to treat the Series 2001-D Certificate for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

                  (d)      The Class D Certificateholder, as holder of an Investor Certificate under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement.  Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and the opinion described in
Section 6.09(b)(d)(i) and clauses (a) and (c) of the definition of Tax Opinion in Section 1.01 of the Agreement shall not be applicable to the Class D Certificate, and (ii) the provisions of Section 3.07 of the Agreement do not apply to cause the
Class D Certificate to be treated as debt for federal, state and local income and franchise tax purposes, but rather the
Transferor, as the Class D Certificateholder, intends and agrees to treat the Class D Certificate for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

                  (e)      This Series Supplement is the Series 2001-D Supplement referred to in the Third Amended and
Restated Trust Agreement of the BA Credit Card Trust, dated as of October 20, 2006, among Funding, as beneficiary, and
Wilmington Trust Company, as owner trustee.

                  SECTION 2.          Definitions.

                  In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.  All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein.  All capitalized terms not otherwise defined herein are defined in the Agreement.  Each capitalized term defined herein shall relate only to the Series 2001-D Certificate and the Class D Certificate and no other Series of Certificates issued by the Trust.

                                                                2

                  "Accumulation Period" with respect to Series 2001-D shall mean, solely for the purposes of the definition of Group One Monthly Principal Payment as such term is defined in each Supplement relating to Group One, the Revolving Period.

                  "Adjusted Outstanding Dollar Principal Amount" shall have the meaning specified in the Indenture.

                  "Aggregate Class D Investor Default Amount" shall mean, with respect to any Monthly Period, the sum of the
Class D Investor Default Amounts with respect to such Monthly Period.

                  "Aggregate Investor Default Amount" shall have the meaning specified in Section 4.10(a).

                  "Aggregate Reallocated Principal Amount" shall mean, with respect to any Monthly Period, the sum of (i) the aggregate Reallocated Principal Amounts (as defined in the Indenture) for all series of Notes for such Monthly Period and
(ii) the Reallocated Class D Principal Collections for such Monthly Period.

                  "Agreement" means the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20,
2006, among Funding, as Transferor, FIA, as Servicer, and The Bank of New York Mellon (formerly known as The Bank of New
York), as trustee, as amended, restated and supplemented from time to time.

                  "Allocation Reset Date" shall mean, with respect to any Monthly Period, any date on which (a) the Investor
Interest is increased as a result of (i) the issuance of a new tranche of Notes or the issuance of additional Notes in an
Outstanding tranche of Notes during such Monthly Period, (ii) the accretion of principal on Discount Notes during such
Monthly Period, or (iii) a release of pre-funded amounts (other than prefunded amounts deposited during such Monthly Period)
from a principal funding account for any Note during such Monthly Period, (b) an Addition Date occurs or (c) a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust; provided, however, that solely with respect to this term, "Series" shall mean any series of Investor Certificates (as defined in the Agreement) and any series, class or tranche of Notes.

                  "Amendment Closing Date" shall mean March 2, 2009.

                  "Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of
(i) Collections of Finance Charge Receivables and amounts with respect to Annual Membership Fees allocated to Series 2001-D and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and
Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement) plus the amount of Reallocated Class D
Principal Collections, if any, to be applied as Available Funds on the Transfer Date following such Monthly period, plus
(ii) Principal Account Investment Proceeds to be treated as Available Funds for such Monthly

                                                                3

Period pursuant to subsection 4.02(e) of the Agreement as amended by subsection 5(b) of this Series
Supplement, plus (iii) Finance Charge Account Investment Proceeds to be treated as Available Funds for such Monthly
Period pursuant to subsection 4.02(e) of the Agreement as amended by subsection 5(b) of this Series Supplement, minus
(iv) if FIA or The Bank of New York Mellon is the Servicer, any Servicer Interchange for the related Monthly Period.

                  "Available Investor Principal Collections" shall mean with respect to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, plus (b) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 2001-D in accordance with subsection 4.07(b) plus (c) any amounts treated as Available Investor Principal Collections pursuant to subsection 4.06(a)(ii) or (iii) on the Transfer Date following such Monthly Period.

                  "BAseries Available Funds Shortfall" shall have the meaning specified in Section 4.10(b).

                  "BAseries Indenture Supplement" means the Second Amended and Restated Indenture Supplement, dated as of
October 20, 2006, between BA Credit Card Trust, a Delaware statutory trust, and The Bank of New York Mellon (formerly known as The Bank of New York), a New York banking corporation, as Indenture Trustee, as amended, restated and supplemented from time to time.

                  "Certificate Representative" shall mean (a) if there is one Holder of the Series 2001-D Certificate, such
Holder or the designee of such Holder, and (b) if there is more than one Holder of the Series 2001-D Certificate, the designee of the Holders of a majority of the outstanding principal balance of the Series 2001-D Certificate.

                  "Class D Certificate" shall have the meaning specified in Section 1.

                  "Class D Certificateholder" shall mean the Transferor or its successor in interest.

                  "Class D Investor Charge-Off" shall have the meaning specified in Section 4.10(a).

                  "Class D Investor Default Amount" shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Investor Percentage on the day such Account became a Defaulted Account.

0                  "Class D Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class D
Required Investor Interest as of the Amendment Closing Date, plus (b) the amount of any increase in the Class D Required
Investor Interest following the Amendment Closing Date, minus (c) the aggregate amount of principal payments made to the
Class D Certificateholder on or prior to such date, minus (d) the aggregate amount of Class D Investor Charge-Offs recognized on or prior to such date pursuant to Section 4.10(a), minus (e) the aggregate amount of Reallocated Class D Principal
Collections allocated on or prior to such date for which the Class D Investor Interest has been reduced pursuant to Section
4.10(b), plus (f) the aggregate amount of Available Funds allocated and available on or prior to such date pursuant to

                                                                4

subsection 4.06(a)(iii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d) and (e);
provided, however, that the Class D Investor Interest may not be reduced below zero.

                  "Class D Monthly Principal Amount" shall mean, for any Transfer Date, the amount, if any, by which the Class D
Investor Interest exceeds the Class D Required Investor Interest.

                  "Class D Principal Allocation" shall mean, with respect to any Date of Processing, an amount equal to the product of (i) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing and (ii) the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the
Class D Investor Interest as of such Date of Processing and the denominator of which is equal to the Investor Interest as of such Date of Processing.

                   "Class D Required Investor Interest" shall mean, as of any date of determination, an amount equal to the sum of:

                  (a)      (i) the Adjusted Outstanding Dollar Principal Amount of the Class A Notes (other than the Class
         A(2001-Emerald) Notes), divided by 0.78, minus (ii) the Adjusted Outstanding Dollar Principal Amount of the Class A
         Notes (other than the Class A(2001-Emerald) Notes), minus (iii) the aggregate Class A Required Subordinated Amount of Class B Notes, minus (iv) the aggregate Class A Required Subordinated Amount of Class C Notes minus the Class A
         Required Subordinated Amount of Class C Notes for the Class A(2001-Emerald) Notes; plus

                  (b)      (i) the Adjusted Outstanding Dollar Principal Amount of the Class A(2001-Emerald) Notes, divided by
         0.85, minus (ii) the Adjusted Outstanding Dollar Principal Amount of the Class A(2001-Emerald) Notes, minus (iii)
         the Class A Required Subordinated Amount of Class C Notes for the Class A(2001-Emerald) Notes; plus

                  (c)      (i) (A) the Adjusted Outstanding Dollar Principal Amount of the Class B Notes minus the aggregate
         Class A Required Subordinated Amount of Class B Notes, divided by (B) 0.845, minus (ii) the Adjusted Outstanding
         Dollar Principal Amount of the Class B Notes minus the aggregate Class A Required Subordinated Amount of Class B
         Notes, minus (iii) (A) the Adjusted Outstanding Dollar Principal Amount of the Class B Notes minus the aggregate
         Class A Required Subordinated Amount of Class B Notes, times (B) 0.0810811; plus

                  (d)      (i) (A) the Adjusted Outstanding Dollar Principal Amount of the Class C Notes minus the sum of (x)
         the aggregate Class B Required Subordinated Amount of Class C Notes plus (y) the Class A Required Subordinated
         Amount of Class C Notes for the Class A(2001-Emerald) Notes, divided by (B) 0.92, minus (ii) the Adjusted
         Outstanding Dollar Principal Amount of the Class C Notes minus the sum of (A) the aggregate Class B Required
         Subordinated Amount of Class C Notes plus (B) the Class A Required Subordinated Amount of Class C Notes for the
         Class A(2001-Emerald) Notes;

                                                                5

         provided,  however,  that following a Pay Out  Commencement  Date, the Class D Required Investor Interest shall be fixed at the amount determined as of such Pay Out  Commencement  Date until the date on which the  aggregate  Nominal
         Liquidation Amounts of all Outstanding Notes are paid in full. Capitalized terms used in this  definition  but not defined  herein are  defined in the  BAseries Indenture Supplement or the Class  A(2001-Emerald)  Terms Document,
         dated as of August 15, 2001 (as amended,  supplemented  or otherwise  modified  from time to time), between BA Credit
         Card Trust, as Issuer, and The Bank of New York Mellon, as Indenture  Trustee.  The  Transferor  may change this
         definition of "Class D Required   Investor    Interest"   without   the   consent   of   any   Investor
         Certificateholder   so  long  as  the  Transferor   has  (i)  received   written confirmation  from each Rating Agency
         that has rated any Outstanding  Notes that such change will not result in a Ratings  Effect (as such term is defined in the Indenture)  with  respect to any  Outstanding  Notes and (ii)  delivered  to the Trustee  and the Rating
         Agencies a Master  Trust Tax  Opinion and an Issuer Tax Opinion (as such terms are defined in the Indenture).

                  "Closing Date" shall mean May 24, 2001.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Commission" shall have the meaning specified in subsection 25(a).

                  "Cumulative Series Principal Shortfall" shall mean the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in Group One.

                  "Daily Principal Shortfall" shall mean, on any date of determination, the excess of the Group One Monthly
Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to Investor Certificates of all outstanding Series in
Group One, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

                  "Distribution Date" shall mean July 16, 2001 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "Finance Charge Account Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on deposits of Collections of Finance Charge Receivables for the related Monthly Period in the Finance Charge
Account (net of investment expenses and losses) for the period from and including the first day of the related Monthly Period to but excluding such Transfer Date.

                  "Fitch" shall mean Fitch, Inc., or any successor thereto.

                  "Floating Allocation Investor Interest" shall mean, on any date of determination during any Monthly Period, an amount equal to the sum of (i) the aggregate Available Funds Allocation Amount (as defined in the Indenture) for all series of Notes plus (ii) an amount equal

                                                                6

to the sum of the Class D Investor Interest as of the last day of the preceding Monthly Period plus the aggregate amount of any increases in the Class D Investor Interest as a result of an increase in the Class D Required Investor Interest.

                  "Floating Investor Percentage" shall mean, with respect to any date of determination during any Monthly
Period, the percentage equivalent of a fraction, the numerator of which is the Floating Allocation Investor Interest for such date and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly
Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing Date and with respect to the second calendar month in the first Monthly Period, the aggregate amount of
Principal Receivables in the Trust as of the close of business on the last day of the first calendar month in the first
Monthly Period), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the
Agreement) for allocations with respect to Finance Charge Receivables or Default Amounts, as applicable, for all outstanding
Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Allocation Reset
Date occurs, the denominator determined pursuant to clause (a) hereof shall be, on and after such date, the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the most recently occurring Allocation Reset Date
(after adjusting for the aggregate amount of Principal Receivables, if any, added to or removed from the Trust on such
Allocation Reset Date).

                  "Group One" shall mean Series 2001-D and each other Series specified in the related Supplement to be included in Group One.

                  "Group One Monthly Principal Payment" shall mean with respect to any Monthly Period, for all Series in
Group One (including Series 2001-D) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One), the sum of (a) the Controlled Distribution Amount for the related
Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (b) the Controlled Deposit Amount for the related Transfer Date for any Series (other than this
Series 2001-D) in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series in Group One), (c) if Series 2001-D is in its Accumulation Period, the Monthly
Principal Target for such Monthly Period, (d) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Principal Amortization
Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (e)
the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in Group One in its Rapid Accumulation Period (as
such terms are defined in the related Supplements for all Series in Group One), and (f) such other amounts as may be specified in the related Supplements for all Series in Group One.

                  "Indenture" shall mean the Second Amended and Restated Indenture, dated as of October 20, 2006, between BA
Credit Card Trust, as Issuer, and The Bank of New York Mellon

                                                                7

(formerly known as The Bank of New York), as indenture trustee, as amended and supplemented from time to time.

                  "Initial Investor Interest" shall mean, when used in the Agreement, this Series Supplement or any other
Supplement with respect to Series 2001-D and with respect to any Monthly Period, the sum of (i) the Initial Dollar Principal
Amount (as defined in the Indenture) of any Outstanding series, class or tranche of Notes and (ii) the Class D Required
Investor Interest.

                  "Insolvency Proceeds" shall mean any proceeds arising out of a sale, disposition or liquidation of
Receivables (or interests therein) pursuant to subsection 9.02(a) of the Agreement.

                  "Investor Default Amount" shall mean, with respect to any day in a Monthly Period, zero; provided, however, that if the Aggregate Investor Amount Default Amount on any Transfer Date is greater than zero, the Investor Default Amount with respect to each day in the immediately preceding Monthly Period shall be an amount equal to the Aggregate Investor
Default Amount as of such Transfer Date divided by the number of days in such Monthly Period.

                  "Investor Default Rate" shall mean, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Aggregate Class D Investor Default Amount for such Monthly Period and the denominator of which is the Weighted Average Floating Allocation Investor Interest for such Monthly Period.

                  "Investor Interest" with respect to Series 2001-D shall mean, on any date of determination, an amount equal to the sum of (i) the aggregate Nominal Liquidation Amounts for each tranche of Notes Outstanding plus (ii) the Class D
Investor Interest, in each case as of such date of determination.

                  "Investor Percentage" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and
Default Amounts, the Floating Investor Percentage and (b) with respect to Principal Receivables, the Principal Investor
Percentage.

                  "Investor Principal Collections" shall mean, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.05(a)(ii) or
4.05(b)(ii), in each case, as applicable to such Monthly Period, and (b) the aggregate amount of Unallocated Principal
Collections deposited into the Principal Account pursuant to subsection 4.05(c).

                  "Investor Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

                  "Legal Maturity Date," with respect to any tranche of Notes, shall have the meaning specified in the
Indenture.

                  "Monthly Interest Proxy Amount" shall mean, with respect to any Monthly Period, as determined on any date of determination, an amount equal to the sum of (a) the

                                                                8

product of (i) the aggregate amount targeted to be deposited into the Interest Funding Account (for the avoidance of doubt, such amount shall include any interest, specified deposits, payments to derivative counterparties, program fees, liquidity fees or other amounts targeted to be deposited into the Interest Funding Account pursuant to the Indenture and the BAseries
Indenture Supplement) for all outstanding tranches of Notes on the Transfer Date occurring in such Monthly Period and (ii)
1.50 and (b) following any increase in the Floating Allocation Investor Interest during such Monthly Period, the aggregate amount targeted to be deposited into the Interest Funding Account on the following Transfer Date which relates to such increase.

                  "Monthly Interest Target" shall mean, with respect to each Monthly Period, an amount equal to the aggregate
Targeted Interest Deposit Amounts (as defined in the Indenture) for all series of Notes for such Monthly Period.

                  "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 2001-D Certificate shall begin on and include the Closing Date and shall end on and include June
30, 2001, and that the first Monthly Period with respect to the Class D Certificate shall begin on and include the Amendment
Closing Date and shall end on and include March 31, 2009.

                  "Monthly Principal Target" shall mean, with respect to each Monthly Period, an amount equal to the sum of (i) the aggregate Targeted Principal Deposit Amounts (as defined in the Indenture) for all series of Notes for such Monthly
Period and (ii) the Class D Monthly Principal Amount for such Monthly Period.

                  "Monthly Servicing Fee Proxy Amount" shall mean, with respect to any Monthly Period, as determined on any date of determination, an amount equal to the Net Servicing Fee calculated for the preceding Monthly Period.

                  "Net Servicing Fee" shall have the meaning specified in subsection 3(a) of this Series Supplement.

                  "Net Servicing Fee Rate" shall mean (a) so long as FIA or The Bank of New York Mellon is the Servicer,
1.25% per annum and (b) if FIA or The Bank of New York Mellon is no longer the Servicer, 2.0% per annum.

                  "Netting Conditions" shall mean each of the following conditions: (i) a Pay Out Event with respect to
Series 2001-D shall not have occurred and be continuing, (ii) an Early Redemption Event as described in Section 4.01 of the
BAseries Indenture Supplement with respect to the Notes or similar early redemption event relating to excess spread amounts or portfolio yield as described in the Indenture Supplement for any other outstanding series of Notes shall not have occurred and be continuing, (iii) an Event of Default and acceleration as described in Section 701(a) or (b) of the Indenture shall not have occurred and be continuing, and (iv) the Servicer shall have a long-term unsecured debt rating of not lower than investment grade provided by Standard & Poor's and Fitch; provided, that the Netting Condition in this clause (iv) will be deemed to be satisfied unless it is not satisfied for a period of five Business Days and such condition has not been waived in writing by each applicable Rating Agency or cured.

                                                                9

                  "Nominal Liquidation Amount," with respect to any tranche of Notes, shall have the meaning specified in the
Indenture.

                  "Note" or "Notes" shall mean each Note or the Notes (as defined in the Indenture) secured by the Series
2001-D Certificate.

                  "Outstanding" shall have the meaning specified in the Indenture.

                  "Outstanding Dollar Principal Amount," with respect to any tranche of Notes, shall have the meaning specified in the Indenture.

                  "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 of the Agreement or a Series 2001-D Pay Out Event is deemed to occur pursuant to Section 7 hereof.

                  "Payment Instruction" shall have the meaning specified in the Indenture.

                  "Permitted Assignee" shall mean any Person (other than the Transferor or any of its Affiliates) who, if it were the holder of an interest in the Trust would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

                  "Principal Account Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on deposits of Collections of Principal Receivables for the related Monthly Period in the Principal Account (net of investment expenses and losses) for the period from and including the first day of the related Monthly Period to but excluding such Transfer Date.

                  "Principal Allocation Investor Interest" shall mean, on any date of determination during any Monthly
Period, an amount equal to the sum of (i) the aggregate Principal Allocation Amounts (as defined in the Indenture) for all series of Notes plus (ii) an amount equal to the sum of the Class D Investor Interest as of the last day of the preceding
Monthly Period plus the aggregate amount of any increases in the Class D Investor Interest as a result of an increase in the
Class D Required Investor Interest.

                  "Principal Investor Percentage" shall mean, with respect to any date of determination during any Monthly
Period, the percentage equivalent of a fraction, the numerator of which is the Principal Allocation Investor Interest for such date and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the day preceding the Closing Date and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the first calendar month in the first Monthly Period), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided,

                                                                10

however, that with respect to any Monthly Period in which an Allocation Reset Date occurs, the denominator determined pursuant to clause (a) hereof shall be, on and after such date, the aggregate amount of Principal Receivables in the
Trust as of the beginning of the day on the most recently occurring Allocation Reset Date (after adjusting for the aggregate amount of Principal Receivables, if any, added to or removed from the Trust on such Allocation Reset Date).

                  "Rapid Amortization Period" shall mean the Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 2001-D Termination Date and (b) the termination of the Trust pursuant to
Section 12.01 of the Agreement.

                  "Rating Agency" shall mean, so long as any tranche of Notes is rated by Moody's, Moody's, so long as any tranche of Notes is rated by Standard & Poor's, Standard & Poor's and, so long as any tranche of Notes is rated by Fitch,
Fitch.

                  "Rating Agency Condition" shall mean the notification in writing by each Rating Agency to the Transferor, the Servicer and the Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Investor Certificates (as defined in the Agreement) of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

                  "Reallocated Class D Principal Collections" shall mean, with respect to any Transfer Date, Collections of
Principal Receivables applied in accordance with Section 4.10(b); provided, however, that such amount shall not exceed (i)
the Class D Investor Interest after giving effect to any Class D Investor Charge-Offs for such Transfer Date or (ii) the sum of the Class D Principal Allocations with respect to the immediately preceding Monthly Period.

                  "Reassignment Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Adjusted
Outstanding Dollar Principal Amount (as defined in the Indenture) of all Notes plus the Class D Investor Interest on such
Transfer Date, (b) the Monthly Interest Target with respect to the immediately preceding Monthly Period, (c) any due and unpaid BAseries Servicing Fee (as such term is defined in the BAseries Indenture Supplement) owed to the Servicer, or any other fees and expenses of the Indenture Trustee payable by the BA Credit Card Trust pursuant to the Indenture, each after giving effect to any deposits and distributions otherwise to be made on such Transfer Date and (d) any due and unpaid
Investor Servicing Fee owed to the Servicer (in excess of any amounts owed to the Servicer under clause (c) of this definition).

                  "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Pay
Out Commencement Date.

                  "Sarbanes Certification" shall have the meaning specified in subsection 23(d)(iii).

                                                                11

                  "Securitization Transaction" shall mean any New Issuance of Investor Certificates, pursuant to Section 6.03 of the Agreement, or issuance of Notes by the BA Credit Card Trust, publicly offered or privately placed, rated or unrated.

                  "Segregated Transferor Interest" shall mean a dollar amount of the Transferor Interest equal to the aggregate prefunded amounts on deposit in the Principal Funding Accounts for each series of Notes, as notified to the
Servicer pursuant to Section 4.09 of the Agreement.

                  "Series 2001-D" shall mean the Series of BA Master Credit Card Trust II represented by the Series 2001-D
Certificate and the Class D Certificate.

                  "Series 2001-D Certificate" shall have the meaning specified in Section 1.

                  "Series 2001-D Certificateholders" shall mean the Holders of the Series 2001-D Certificate.

                  "Series 2001-D Monthly Principal Payment" shall mean, with respect to any Monthly Period, an amount equal to the aggregate Monthly Principal Payments (as defined in the Indenture) for each series of Notes for such Monthly Period.

                  "Series 2001-D Pay Out Event" shall have the meaning specified in Section 7 hereof.

                  "Series 2001-D Termination Date" shall mean the earlier to occur of (a) the date designated by the
Transferor following the last Legal Maturity Date of any series, class or tranche of Notes, and (b) the Trust Termination
Date.

                  "Series Principal Shortfall" shall mean, with respect to any Transfer Date, the sum of (i) the excess, if any, of the sum of the Principal Shortfalls (as defined in the Indenture) for all series of Notes for the related Monthly
Period over the sum of the Principal Excesses (as defined in the Indenture) for all series of Notes for the related Monthly
Period plus (ii) the excess, if any, of the Class D Monthly Principal Amount with respect to such Transfer Date over the amount of Available Investor Principal Collections payable to the Class D Certificateholder pursuant to subsection 4.06(b)(ii)
or 4.06(c)(ii)¸ as applicable, as of such Transfer Date.

                  "Series Servicing Fee Percentage" shall mean 2.0%.

                  "Servicer Interchange" shall mean, for any Transfer Date, the portion of Collections of Finance Charge
Receivables allocated to Series 2001-D and deposited in the Finance Charge Account with respect to the related Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for any Transfer Date shall not exceed one-twelfth of the product of (i) the Weighted Average Floating Allocation Investor Interest for the related Monthly Period and (ii) 0.75%.

                  "Servicing Criteria" shall mean the "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

                                                                12

                  "Servicing Participant" shall mean the Servicer, any Subservicer or any Person that participates in any of the servicing functions specified in Item 1122(d) of Regulation AB with respect to the Receivables. For the avoidance of doubt, the term "Servicing Participant" shall not include the Trustee.

                  "Servicing Party" shall have the meaning specified in subsection 23(f)(i).

                  "Shared Principal Collections" shall mean, with respect to any Transfer Date, either (a) the amount allocated to Series 2001-D which may be applied to the series principal shortfall with respect to other outstanding Series in
Group One or (b) the amounts allocated to the Investor Certificates of other Series in Group One which the applicable
Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the
Series Principal Shortfall with respect to Series 2001-D.

                  "Subordinated Principal Target Deposit Amount" shall mean, for any date of determination during any Monthly
Period, an amount equal to the excess, if any, of (a) the sum of (i) the Monthly Interest Proxy Amount for such Monthly
Period, plus (ii) if FIA or The Bank of New York Mellon is not the Servicer, the Monthly Servicing Fee Proxy Amount for such
Monthly Period, over (b) the aggregate amount of Collections of Finance Charge Receivables allocated to Series 2001-D for the preceding Monthly Period (unless the Transferor or the Servicer has reason to expect that Collections of Finance Charge
Receivables allocated to the Investor Certificateholders for the current Monthly Period will be materially less, in which case, the amount calculated pursuant to clause (b) shall be such lesser amount).

                  "Subordinated Note Percentage" shall mean, with respect to any date of determination during any Monthly
Period, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate Principal Allocation
Amounts (as defined in the Indenture) for such date calculated for those Notes which are subordinated to any senior Notes plus (ii) an amount equal to the sum of the Class D Investor Interest as of the last day of the preceding Monthly Period plus the aggregate amount of any increases in the Class D Investor Interest as a result of an increase in the Class D Required
Investor Interest, and the denominator of which is the Principal Allocation Investor Interest for such date.

                  "Subservicer" shall mean any Person that services the Receivables on behalf of the Servicer or any
Subservicer and is responsible for the performance (whether directly or through Subservicers or Servicing Participants) of a substantial portion of the material servicing functions required to be performed by the Servicer under the Agreement or this
Series Supplement that are identified in Item 1122(d) of Regulation AB.  For the avoidance of doubt, the term "Subservicer"
shall not include the Trustee.

                  "Termination Proceeds" shall mean any proceeds arising out of a sale of Receivables (or interests therein)
pursuant to subsection 12.01(b) of the Agreement with respect to Series 2001-D.

                  "Unallocated Principal Collections" shall have the meaning specified in subsection 4.05(c).

                                                                13

                  "Weighted Average Floating Allocation Investor Interest" shall mean, with respect to any Monthly Period, the sum of the Floating Allocation Investor Interest as of the close of business on each day during such Monthly Period divided by the actual number of days in such Monthly Period.

                  SECTION 3.          Servicing Compensation and Assignment of Interchange.

                  (a)      The share of the Servicing Fee allocable to Series 2001-D with respect to any Transfer Date (the
"Investor Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the
Weighted Average Floating Allocation Investor Interest for the Monthly Period preceding such Transfer Date.  On each Transfer
Date for which FIA or The Bank of New York Mellon is the Servicer, the Servicer Interchange with respect to the related
Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge Account and paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period.  Should the
Servicer Interchange on deposit in the Finance Charge Account on any Transfer Date with respect to the related Monthly Period be less than one-twelfth of 0.75% of the Weighted Average Floating Allocation Investor Interest for such Monthly Period, the
Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer
Interchange on deposit in the Finance Charge Account.  The share of the Investor Servicing Fee allocable to Series 2001-D with respect to any Transfer Date (the "Net Servicing Fee") shall be equal to one-twelfth of the product of (i) the Net
Servicing Fee Rate and (ii) the Weighted Average Floating Allocation Investor Interest for the related Monthly Period.
Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the
Transferor or the Investor Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Series 2001-D Certificateholders or the Class D Certificateholder be liable therefor.  The Net
Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to the Indenture.

                  (b)      On or before each Transfer Date, the Transferor shall notify the Servicer of the amount of
Interchange to be included as Collections of Finance Charge Receivables and allocable to the Series 2001-D Certificateholders and the Class D Certificateholder with respect to the preceding Monthly Period as determined pursuant to this subsection
3(b).  Such amount of Interchange shall be equal to the product of (i) the total amount of Interchange paid to the Transferor with respect to such Monthly Period and (ii) the Investor Percentage with regard to Finance Charge Receivables.  On each
Transfer Date, the Transferor shall cause to be deposited into the Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to Series 2001-D with respect to the preceding Monthly Period.  The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Series 2001-D Certificateholders and the Class D Certificateholder in
Interchange and the proceeds of Interchange, as set forth in this subsection 3(b).  In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law.  To the extent that a
Supplement for a related Series, other than Series 2001-D, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all

                                                                14

Investor Certificates of any such Series (except as otherwise specified in any such Supplement) and the Series 2001-D
Certificate and the Class D Certificate shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

                  SECTION 4.        Delivery of the Series 2001-D Certificate and the Class D Certificate.

                  (a)      On or prior to the Closing Date, the Seller (as defined in the Agreement) executed the Series
2001-D Certificate and delivered it to the Trustee for authentication in accordance with Section 6.01 of the Agreement.  The
Trustee delivered such Certificate after it was authenticated in accordance with Section 6.02 of the Agreement.  On or prior to the Amendment Closing Date, the Transferor shall execute and deliver the Class D Certificate to the Trustee for authentication in accordance with Section 6.01 of the Agreement.  The Trustee shall deliver such Class D Certificate when authenticated in accordance with Section 6.02 of the Agreement.

                  (b)      The Series 2001-D Certificate and the Class D Certificate shall be delivered as Registered
Certificates as provided in Section 6.01 of the Agreement.

                  (c)      The Series 2001-D Certificate shall constitute a "security" within the meaning of (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware and (ii) the Uniform Commercial Code of any other applicable jurisdiction that presently or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners
on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

                  (d)      When issued and sold in accordance with the terms of the Agreement, including when duly executed and authenticated by the Trustee in accordance with the terms of the Agreement and when issued and delivered against payment therefore, the Series 2001-D Certificate and the Class D Certificate will be duly and validly issued and outstanding, fully paid, non-assessable, and entitled to the benefits of the Agreement.

                  SECTION 5.          Article IV of the Agreement.

                  (a)      Except as otherwise provided in subsection 5(b), Sections 4.01, 4.02 and 4.03 shall be read in their entirety as provided in the Agreement.

                  (b)      Notwithstanding any provision of the Agreement or this Series Supplement to the contrary, subsection 4.02(e) of the Agreement shall be amended to provide that on each Transfer Date the Trustee, at the Transferor's direction given on or before such Transfer Date, shall (i) treat  as Available Funds in accordance with subsection 4.06(a)
Series 2001-D's pro rata portion of Finance Charge Account Investment Proceeds with respect to such Transfer Date based on the ratio of the aggregate amount on deposit in the Finance Charge

                                                                15

Account with respect to Series 2001-D for the related Monthly Period at the commencement of such Transfer Date to the aggregate amount on deposit in the Finance Charge Account for the related Monthly Period at the commencement of such
Transfer Date and (ii) treat as Available Funds in accordance with subsection 4.06(a) Series 2001-D's pro rata portion of
PrincipalAccount Investment Proceeds with respect to such Transfer Date based on the ratio of the aggregate amount on deposit in the Principal Account with respect to Series 2001-D at the commencement of such Transfer Date to the aggregate amount on deposit in the Principal Account at the commencement of such Transfer Date.

                  (c)      Article IV (except for Sections 4.01, 4.02 and 4.03 thereof) shall be read in its entirety as follows and shall be applicable only to the Series 2001-D Certificate and the Class D Certificate:

                                                          ARTICLE IV
                                               RIGHTS OF CERTIFICATEHOLDERS AND
                                           ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 4.04          Rights of Series 2001-D Certificateholders and the Class D Certificateholder.  The
Series 2001-D Certificate and the Class D Certificate shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificate at the times and in the amounts specified in this Agreement, (a) the Floating Investor Percentage and Principal Investor Percentage (as
applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the
Collection Account, the Finance Charge Account and the Principal Account.  The Class D Certificate shall be subordinate to the Series 2001-D Certificate as provided herein.  The Transferor Interest shall not represent any interest in the Collection
Account, the Finance Charge Account or the Principal Account, except as specifically provided in this Article IV.

                  SECTION 4.05          Allocations.

                  (a)      Allocations During the Revolving Period.  During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2001-D
Certificateholders, the Class D Certificateholder or the Holder of the Transferor Interest and pay or deposit from the
Collection Account the following amounts as set forth below:

                  (i)      Allocate to the Series 2001-D Certificateholders and the Class D Certificateholder and deposit in the Finance Charge Account an amount equal to the product of (y) the Floating Investor Percentage on the Date of
         Processing of such Collections and (z) the aggregate amount of Collections of Finance Charge Receivables on such
         Date of Processing.  Funds deposited into the Finance Charge Account pursuant to this subsection 4.05(a)(i) shall be applied in accordance with Section 4.06.

                  (ii)     Allocate to the Series 2001-D Certificateholders and the Class D Certificateholder an amount equal to the product of (1) the Principal Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of

                                                                16

         Collections processed in respect of Principal Receivables on such Date of Processing, and, of such amount:

                           (A) deposit in the Principal Account on each such Date of Processing an amount equal to the Daily
                  Principal Shortfall;

                           (B) deposit in the Principal Account the following amounts:

                                    (1)     on each such Date of Processing, an amount equal to the lesser of (x) the
                           Subordinated Note Percentage of the Collections in respect of Principal Receivables allocated to the Series 2001-D Certificateholders and the Class D Certificateholder pursuant to this subsection
                           4.05(a)(ii) and (y) so long as the Netting Conditions are satisfied, the Subordinated Principal
                           Target Deposit Amount; provided, however, that if the Netting Conditions are not satisfied, an amount equal to subsection 4.05(a)(ii)(B)(1)(x); and

                                    (2)     on the related Transfer Date, deposit in the Principal Account an amount equal to the lesser of (x) the Collections in respect of Principal Receivables allocated to the Series
                           2001-D Certificateholders and the Class D Certificateholder pursuant to this subsection 4.05(a)(ii)
                           and not previously deposited in the Principal Account and (y) the excess, if any, of the Aggregate
                           Reallocated Principal Amount for the related Monthly Period over the aggregate amount on deposit in the Principal Account pursuant to subsection 4.05(a)(ii)(B)(1) on the close of business on the last day of the related Monthly Period.

                           (C) pay to the Holder of the Transferor Interest an amount equal to any excess; provided, however, that the amount to be paid to the Holder of the Transferor Interest pursuant to this subsection
                  4.05(a)(ii)(C) with respect to any Date of Processing shall be paid to the Holder of the Transferor
                  Interest if, and only to the extent that, the Transferor Interest on such Transfer Date is equal to or greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all
                  Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(c).

                  (b)      Allocations During the Rapid Amortization Period.  During the Rapid Amortization Period, the
Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2001-D Certificateholders, the Class D Certificateholder or the Holder of the Transferor Interest and pay or
deposit from the Collection Account the following amounts as set forth below:

                  (i)      Deposit into the Finance Charge Account an amount equal to the product of (A) the Floating Investor
         Percentage on the Date of Processing of such Collections and

                                                                17

         (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of
         Processing to be applied in accordance with Section 4.06.

                  (ii)     (A)      Deposit into the Principal Account an amount equal to the product of (1) the Principal
         Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(b)(ii)(A) shall not exceed the Investor
         Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments, deposits and adjustments to be made to the Investor Interest on the Transfer Date relating to such Monthly
         Period) and (B) pay to the Holder of the Transferor Interest an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Transferor
         Interest pursuant to this subsection 4.05(b)(ii)(B) with respect to any Date of Processing shall be paid to the
         Holder of the Transferor Interest if, and only to the extent that, the Transferor Interest on such Date of
         Processing is equal to or greater than the Minimum Transferor Interest (after giving effect to the inclusion in the
         Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the
         Principal Account in accordance with subsection 4.05(c).

                  (c)      Unallocated Principal Collections.  Any Collections in respect of Principal Receivables not allocated and paid to the Holder of the Transferor Interest because of the limitations contained in subsections
4.05(a)(ii)(C) and 4.05(b)(ii)(B) and any amounts allocable to Series 2001-D deposited in the Principal Account pursuant to subsections 2.04(d)(iii) and 4.03(c) ("Unallocated Principal Collections") shall be held in the Principal Account and, except as provided in the following sentence, shall be paid to the Holder of the Transferor Interest if, and only to the extent that, the Transferor Interest is greater than the Minimum Transferor Interest.  For each Transfer Date with respect to any
Note Accumulation Period (as defined in the Indenture), any such Unallocated Principal Collections held in the Principal
Account on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal Collections to be applied pursuant to Section 4.06 on such Transfer Date.

                  (d)      Payments.  With respect to the Series 2001-D Certificate and the Class D Certificate, and
notwithstanding anything in the Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.05(a) or 4.05(b), with respect to any Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such account and distributed on or prior to the related Transfer Date to the Series 2001-D
Certificateholders and the Class D Certificateholder and (ii) if at any time prior to such Transfer Date the amount of
Collections deposited in the Collection Account, the Finance Charge Account or the Principal Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer must immediately withdraw the excess from the Collection
Account, the Finance Charge

                                                                18

Account or the Principal Account, as applicable, and immediately pay it to the Holder of the Transferor Interest.

                  SECTION 4.06          Monthly Payments.  On or before each Transfer Date, the Servicer shall instruct the
Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account and the Principal Account as follows:

                  (a)      An amount equal to the Available Funds deposited into the Finance Charge Account for the related
Monthly Period will be distributed on each Transfer Date in the following priority:

                  (i)      an amount equal to the lesser of (A) the Available Funds for such Transfer Date and (B) an amount equal to the sum of the deposits, applications and payments to be made on such Transfer Date pursuant to Sections
         3.01(a) through (g) of the BAseries Indenture Supplement will be paid on such Transfer Date to the Series 2001-D
         Certificateholders in accordance with Section 5.01;

                  (ii)     an amount equal to the lesser of (A) the Available Funds remaining after the application specified in subsection 4.06(a)(i) above and (B) the Aggregate Class D Investor Default Amount for the immediately preceding
         Monthly Period shall be treated as Available Investor Principal Collections and shall be deposited into the
         Principal Account on such Transfer Date;

                  (iii)    an amount equal to the lesser of (A) the Available Funds remaining after the application specified in subsections 4.06(a)(i) and (ii) above and (B) the sum of (1) the aggregate amount of any unreimbursed Class D
         Investor Charge-Offs as of such Transfer Date and (2) the aggregate amount of any reductions to the Class D Investor
         Interest pursuant to Section 4.10(b) shall be treated as Available Investor Principal Collections and shall be deposited into the Principal Account on such Transfer Date; and

                  (iv)     an amount equal to the excess, if any, of (A) the Available Funds for such Transfer Date over (B)
         the applications specified in subsections 4.06(a)(i), (ii) and (iii) will be paid on such Transfer Date to the
         Series 2001-D Certificateholders in accordance with Section 5.01 to be paid pursuant to Sections 3.01(h)and (i) of the
         BAseries Indenture Supplement.

                  (b)      During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

                  (i)      an amount equal to the lesser of (A) the Available Investor Principal Collections for such Transfer
         Date and (B) an amount equal to the Series 2001-D Monthly Principal Payment for the related Monthly Period shall be paid on such Transfer Date to the Series 2001-D Certificateholders in accordance with Section 5.01;

                                                                19

                  (ii)     an amount equal to the lesser of (A) the Available Investor Principal Collections remaining after the application specified in subsection 4.06(b)(i) above and (B) the Class D Monthly Principal Amount shall be paid on such Transfer Date to the Class D Certificateholder in accordance with Section 5.01;

                  (iii)    an amount equal to the lesser of (A) the Available Investor Principal Collections remaining after the application specified in subsections 4.06(b)(i) and (ii) above and (B) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.06(b)(i) and (ii) above for such Transfer Date and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series
         Supplement for each Series in Group One (including Series 2001-D) and (2) the Cumulative Series Principal Shortfall
         shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group
         One other than this Series 2001-D; and

                  (iv)     an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such
         Transfer Date over (B) the applications specified in subsections 4.06(b)(i), (ii) and (iii) above shall be paid to the Holder of the Transferor Interest; provided, however, that the amount to be paid to the Holder of the Transferor
         Interest pursuant to this subsection 4.06(b)(iv) with respect to such Transfer Date shall be paid to the Holder of the Transferor Interest if, and only to the extent that, the Transferor Interest on such Date of Processing is equal to or greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all
         Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection
         4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal
         Account in accordance with subsection 4.05(c).

                  (c)      During the Rapid Amortization Period, an amount equal to the Available Investor Principal
Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

                  (i)      an amount equal to the Investor Interest minus the Class D Investor Interest shall be paid on such
         Transfer Date to the Series 2001-D Certificateholders in accordance with Section 5.01;

                  (ii)     an amount equal to the excess, if any, of (A) the Available Investor Principal Collections
         remaining after the application specified in subsection 4.06(c)(i) above and (B) the Class D Investor Interest shall be paid on such Transfer Date to the Class D Certificateholder in accordance with Section 5.01; and

                  (iii)    an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B)
         the applications specified in subsections 4.06(c)(i) and (ii) above shall be paid to the Holder of the Transferor
         Interest; provided, however, that the amount to be paid to the Holder of the Transferor Interest pursuant to this subsection 4.06(c)(iii) with respect to such Transfer Date shall be paid to the Holder of the Transferor Interest if, and only to the extent that, the Transferor Interest on such Date of

                                                                20

         Processing is equal to or greater than the Minimum Transferor Interest (after giving effect to the inclusion in the
         Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the
         Principal Account in accordance with subsection 4.05(c).

                  SECTION 4.07          Shared Principal Collections.

                  (a)      The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 2001-D on any Transfer Date shall be applied as an Available Investor
Principal Collection pursuant to Section 4.06 and pursuant to such Section 4.06 shall be paid on such Transfer Date to the
Certificate Representative.

                  (b)      Shared Principal Collections allocable to Series 2001-D with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 2001-D for such Transfer Date;
provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series
2001-D on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer
Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2001-D for such
Transfer Date and the denominator of which is the Cumulative Series Principal Shortfall for all Series in Group One for such
Transfer Date.

                  (c)      Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination
Date, the Servicer shall determine the amount of Shared Principal Collections with respect to Series 2001-D as of such
Determination Date for the following Transfer Date.

                  SECTION 4.08          Transferor's or Servicer's Failure to Make a Deposit or Payment.  If the Servicer or
the Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsections
2.04(d) and (e) and 12.02(a) or Sections 10.02 and 12.01) required to be made or given by the Servicer or the Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer or the Transferor.  The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof.  The Servicer or the Transferor, as applicable, shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal.  Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

                  SECTION 4.09          Collections of Finance Charge Receivables Allocable to Segregated Transferor
Interest.  The Certificate Representative may from time to time notify the

                                                                21

Transferor and the Servicer of the existence of a prefunding target amount and of the amount of the Transferor Interest that is to be the Segregated Transferor Interest in an amount equal to the prefunded amounts on deposit in the Principal Funding
Accounts (as defined in the Indenture and any supplement thereto) for any series of Notes.  Prior to the close of business on the day any Collections are deposited in the Collection Account during the Monthly Period in which such notice was given from and after the date of such notice, the Servicer will:

                  (a)      allocate to the Segregated Transferor Interest and deposit in the Finance Charge Account the aggregate amount of all Collections of Finance Charge Receivables allocable to the Segregated Transferor Interest with respect to such Monthly Period, and

                  (b)      on the following Transfer Date, (i) pay to the Series 2001-D Certificateholder an amount equal to the lesser of (x) the aggregate amount deposited in the Finance Charge Account pursuant to clause (a) above, and (y) the aggregate amount of all Prefunding Earnings Shortfalls (as defined in the Indenture and the related supplements thereto) for all tranches of Notes with respect to such Monthly Period and (ii) pay to the Holder of the Transferor Interest an amount equal to any excess; provided, however, that within two (2) Business Days of the occurrence of an Insolvency Event, the aggregate amount deposited into the Finance Charge Account pursuant to clause (a) on or prior to the occurrence of such
Insolvency Event will, to the extent not previously paid to the Series 2001-D Certificateholder, be paid to the Series 2001-D
Certificateholder.

                  SECTION 4.10      Class D Investor Charge-Offs; Reallocated Class D Principal Collections.

                  (a)      On or before each Transfer Date, the Servicer shall calculate the Aggregate Class D Investor
Default Amount.  If on any Transfer Date the Aggregate Class D Investor Default Amount for the immediately preceding Monthly
Period exceeds the sum of the amount of Available Funds allocated and available to fund such amount pursuant to subsection
4.06(a)(ii), the Class D Investor Interest shall be reduced by the amount of such excess, but not by more than the lesser of the Aggregate Class D Investor Default Amount and the Class D Investor Interest for such Transfer Date (a "Class D Investor
Charge-Off").  If on any Transfer Date prior to any applications pursuant to subsection 4.06(a)(ii) the Aggregate Class D
Investor Default Amount exceeds the Class D Investor Interest, the Class D Investor Interest will be reduced to zero, and the amount by which the Aggregate Class D Investor Default Amount exceeds the Class D Investor Interest will be the "Aggregate
Investor Default Amount."  Following the reduction of the Class D Investor Interest due to Class D Investor Charge-Offs, the
Class D Investor Interest thereafter shall be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class D Investor Charge-Offs) by the amount of the Available Funds allocated and available for that purpose pursuant to Section 4.06(a)(iii).

                  (b)      On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B to this Supplement) to withdraw from the Principal Account and apply
Reallocated Class D Principal Collections as Available Funds.  The amount of "Reallocated Class D Principal Collections" as of any Transfer Date shall be the excess (calculated prior to giving effect to any reallocations pursuant to Section 3.09 of the BAseries Indenture Supplement), if any, of the sum of the deposits, applications and

                                                                22

payments to be made on such Transfer Date pursuant to Sections 3.01(a) and (b) of the BAseries Indenture Supplement over
BAseries Available Funds (as such term is defined in the BAseries Indenture Supplement) for such Transfer Date (such excess, the "BAseries Available Funds Shortfall").  The Class D Investor Interest shall be reduced by the amount of any such
Reallocated Class D Principal Collections, and thereafter shall be reimbursed on any Transfer Date (but not by an amount in excess of the Reallocated Class D Principal Collections) by the amount of the Available Funds allocated and available for that purpose pursuant to Section 4.06(a)(iii).  To the extent that the BAseries Available Funds Shortfall exceeds the Class D
Investor Interest on any Transfer Date (determined after giving effect to any Class D Investor Charge-Offs on such Transfer
Date), the Class D Investor Interest shall be reduced to zero, and the excess of the BAseries Available Funds Shortfall over the amount of any Reallocated Class D Principal Collections applied on such Transfer Date shall be reimbursed to the extent amounts are available therefor pursuant to Section 3.09 of the BAseries Indenture Supplement.

                  SECTION 6.          Article V of the Agreement.  Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2001-D Certificateholders and the Class D Certificateholder:

                                                           ARTICLE V
                                             DISTRIBUTIONS AND REPORTS TO INVESTOR
                                                      CERTIFICATEHOLDERS

                  SECTION 5.01.       Distributions.  On each Transfer Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection
3.04(b)) to the Certificate Representative and the Class D Certificateholder the aggregate amount payable to the Series 2001-D
Certificateholders and the Class D Certificateholder pursuant to Section 4.06 to the account of the Certificate Representative or Class D Certificateholder, as specified in writing by the Certificate Representative or the Class D Certificateholder,
respectively, in immediately available funds.

                  SECTION 5.02.       Monthly Series Certificateholders' Statement.  On or before each Transfer Date, the
Trustee shall forward to the Certificate Representative, the Class D Certificateholder and each Rating Agency a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the Trustee and the
Transferor and setting forth, among other things, the following information:

                  (i)      the amount of the current distribution;

                  (ii)     the amount of the current distribution which constitute Available Funds and Available Investor
         Principal Collections;

                  (iii)    the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated to the Series 2001-D Certificateholders and the Class D Certificateholder;

                  (iv)     the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated to the Series 2001-D Certificateholders

                                                                23

         and the Class D Certificateholder;

                  (v)      the aggregate amount of Principal Receivables, the Investor Interest, the Class D Investor
         Interest, the Floating Allocation Investor Interest, the Principal Allocation Investor Interest, the Floating
         Investor Percentage and the Principal Investor Percentage with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

                  (vi)     the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119, 120 to 149 and 150 or more days delinquent as of the end of the day on the Record Date;

                  (vii)    the Aggregate Investor Default Amount and the Aggregate Class D Investor Default Amount for the
         related Monthly Period;

                  (viii)   the amount of the Investor Servicing Fee, the Net Servicing Fee and the Servicer Interchange for
         the related Monthly Period; and

                  (ix)     such other items as are set forth in Exhibit C to this Series Supplement.

                  SECTION 7.          Series 2001-D Pay Out Events.  If any one of the following events shall occur with respect to Series 2001-D:

                  (a)      failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Agreement or this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the
Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series
2001-D Certificateholders (which determination shall be made without reference to whether any funds are available under the
Class D Certificate) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and
the Trustee by the Holders of the Series 2001-D Certificate evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 2001-D, and continues to affect materially and adversely the interests of the Series
2001-D Certificateholders (which determination shall be made without reference to whether any funds are available under the
Class D Certificate) for such period;

                  (b)      any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the
Transferor and the Trustee by the Holders of the Series 2001-D Certificate evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 2001-D, and (ii) as a result of which the interests of the Series
2001-D Certificateholders (which determination shall be made without reference to whether any funds

                                                                24

are available under the Class D Certificate) are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2001-D Pay Out Event pursuant to this subsection 7(b) hereof shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such
Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                  (c)      the Transferor shall fail to convey Receivables arising under Additional Accounts, or
Participations, to the Trust, as required by subsection 2.06(a) of the Agreement; or

                  (d)      any Servicer Default shall occur which would have a material adverse effect on the Series 2001-D
Certificateholders;

then, in the case of any event described in subsection 7(a), (b) or (d) hereof, after the applicable grace period set forth in such subparagraphs, if any, either the Trustee or Holders of the Series 2001-D Certificate evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 2001-D by notice then given in writing to the
Transferor and the Servicer (and to the Trustee if given by the Series 2001-D Certificateholders) may declare that a pay out event (a "Series 2001-D Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 7(c) hereof, a Series 2001-D Pay Out Event shall occur without any notice or other action on the part of the
Trustee or the Series 2001-D Certificateholders immediately upon the occurrence of such event.

                  SECTION 8.          Sale of Investor Interest Pursuant to Subsection 2.04(e) or 10.02(a) of the Agreement.

         (a)      (i)      Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the reassignment deposit amount with respect to Series 2001-D in connection with a reassignment of Principal Receivables pursuant to subsection 2.04(e) of the Agreement shall be equal to the Reassignment Amount for the first Transfer
         Date following the Monthly Period in which such reassignment obligation arises under the Agreement.

                  (ii)     Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the minimum bid in connection with a sale of Receivables pursuant to subsection 10.02(a) of the Agreement shall be equal to the
         Reassignment Amount for the first Transfer Date following the Monthly Period in which such sale of receivables obligation arises under the Agreement.

         (b)      With respect to the proceeds from any reassignment of Principal Receivables available for distribution to the Series 2001-D Certificateholders and the Class D Certificateholder as described in this Section 8 or any Termination
Proceeds from the sale of Receivables (or interests therein) allocable to the Investor Interest deposited into the Collection
Account pursuant to subsection 12.01(b) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the following Transfer Date, make deposits or distributions of such amounts and pay such amounts to the Series 2001-D
Certificateholders and the Class D Certificateholder.

                                                                25

         (c)      Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount payable to the Series 2001-D Certificateholders and the Class D Certificateholder pursuant to subsection 10.02(a) of the
Agreement and all amounts available for distribution to the Series 2001-D Certificateholders and the Class D
Certificateholder shall be distributed in full to the Series 2001-D Certificateholders and the Class D Certificateholder on
such date and shall be deemed to be a final distribution pursuant to Section 12.01 of the Agreement.

                  SECTION 9.          Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant
to Section 9.02 of the Agreement.

                  (a)      Not later than 12:00 noon, New York City time, on the Transfer Date following the date on which
Insolvency Proceeds are deposited into the Collection Account pursuant to subsection 9.02(b) of the Agreement, the Trustee shall (after giving effect to any deposits and distributions otherwise to be made on such Transfer Date) deduct from the
Collection Account an amount equal to the sum of the Outstanding principal amount of all Notes, and the Class D Investor Interest on such Transfer Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and pay such amount to the Series 2001-D Certificateholders and the Class D Certificateholder; provided, however, that the amount of such payment shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal
Receivables and (y) the Principal Investor Percentage with respect to the related Monthly Period.

                  (b)      Not later than 12:00 noon, New York City time, on the Transfer Date following the date on which
Insolvency Proceeds are deposited into the Collection Account pursuant to subsection 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Transfer Date) deduct from the Collection Account an amount equal to the accrued, past due and additional interest on all Notes on such Transfer Date from the portion of the Insolvency Proceeds allocated to Collections of Finance
Charge Receivables and pay such amount to the Series 2001-D Certificateholders; provided, however, that the amount of such payment shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge
Receivables and (y) the Floating Investor Percentage with respect to such Monthly Period.

                  (c)      Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount payable to the Series 2001-D Certificateholders and the Class D Certificateholder pursuant to this Section, and all amounts on deposit in the Collection Account for distribution to the Series 2001-D Certificateholders and the Class D
Certificateholder shall be distributed in full to the Series 2001-D Certificateholders and the Class D Certificateholder on
the Transfer Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Transfer Date, on the immediately following Transfer Date) and shall be deemed to be a final distribution pursuant to Section 12.01 of the
Agreement.

                  (d)      Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of subsection 9.02(a) of the Agreement, the Holders of the Series

                                                                26

2001-D Certificates and the Class D Certificateholder shall be deemed to have irrevocably disapproved a liquidation of the
Receivables following an Insolvency Event with respect to the Transferor.

                  SECTION 10.         Sale of Receivables.  Upon notice to the Trustee, the Transferor, the Class D
Certificateholder and the Servicer by the Certificate Representative pursuant to the Indenture with respect to any tranche of accelerated Notes or any tranche of Notes which has reached its Legal Maturity Date, the Trustee will cause the Trust to sell to a Permitted Assignee Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount specified by the Certificate Representative which shall be a portion of the Investor Interest of Series 2001-D equal to the
Nominal Liquidation Amount of the affected tranche of Notes, calculated as of the end of the prior Monthly Period (after giving effect to deposits and distributions otherwise to be made with respect to such Monthly Period).  The proceeds from such sale shall be immediately paid to the Certificate Representative.

                  SECTION 11.         Series 2001-D Termination.  The right of the Series 2001-D Certificateholders and the
Class D Certificateholder to receive payments from the Trust will terminate on the first Business Day following the earlier to occur of (i) the date designated by the Transferor following the last occurring Legal Maturity Date of any tranche of
Notes, and (ii) the Trust Termination Date.

                  SECTION 12.         Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.         Governing Law; Submission to Jurisdiction; Agent for Service of Process.  This Series
Supplement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.  The parties hereto declare that it is their intention that this Series Supplement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.  Each of the parties hereto agrees (a) that this Series
Supplement involves at least $100,000.00, and (b) that this Series Supplement has been entered into by the parties hereto in express reliance upon 6 DEL. C. § 2708.  Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of
Delaware, and (b)(1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

                  SECTION 14.         Additional Notices.  For so long as the Series 2001-D Certificate shall be outstanding, the Transferor agrees to provide Fitch with the notice provided to each Rating Agency in subsection 2.06(c)(i) of the
Agreement and agrees to provide to Fitch and

                                                                27

Standard and Poor's the Opinion of Counsel provided to Moody's pursuant to subsection 2.06(c)(vi) of the Agreement, in each case in the times and the manner provided for in such subsections.

                  SECTION 15.         Additional Representations and Warranties of the Servicer.  The Servicer, hereby makes as of the Closing Date and as of the Amendment Closing Date, and any Successor Servicer by its appointment under the
Agreement shall make the following representations and warranties:

                  (a)      All Consents.  All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Series Supplement by the Servicer and the performance of the transactions contemplated by this Series Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

                  (b)      Rescission or Cancellation.  The Servicer shall not cause or authorize any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

                  (c)      Receivables Not To Be Evidenced by Promissory Notes.  Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument or chattel paper (as defined in the Delaware UCC).

                  SECTION 16.         No Petition.  To the fullest extent permitted by applicable law, the Transferor, the
Servicer and the Trustee, by entering into this Series Supplement, and each Series 2001-D Certificateholder and the Class D
Certificateholder, by accepting the Series 2001-D Certificate and the Class D Certificate, respectively, or any portion thereof, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Series 2001-D Certificateholders, the Class D Certificateholder, the
Agreement or this Series Supplement.

                  To the fullest extent permitted by applicable law, the Servicer and the Trustee, by entering into this
Series Supplement, and each Series 2001-D Certificateholder and the Class D Certificateholder, by accepting the Series 2001-D
Certificate and the Class D Certificate, respectively, or any portion thereof, hereby covenant and agree that they will not at any time institute against the Transferor, or join in any institution against the Transferor of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law.

                  SECTION 17.         Certain Tax Related Amendments.  In addition to being subject to amendment pursuant to any other provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Transferor without the consent of the Servicer, Trustee, any Series 2001-D Certificateholder or the Class D
Certificateholder if the Transferor provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as

                                                                28

taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Series 2001-D Certificateholder; provided, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified. Promptly after the effectiveness of any amendment pursuant to this Section 17, the Transferor shall deliver a copy of such amendment to each of the Servicer, the Trustee and each Rating Agency.

                  SECTION 18.         Treatment of Noteholders.  Subject to subsection 9(d), for purposes of any provision of the Agreement or this Series Supplement requiring or permitting actions with the consent of, or at the direction of, Series
2001-D Certificateholders holding a specified percentage of the aggregate unpaid principal amount of 2001-D Certificates (a)
each Noteholder will be deemed to be a Series 2001-D Certificateholder; (b) each Noteholder will be deemed to be the Holder of an aggregate unpaid principal amount of the Series 2001-D Certificate equal to the Adjusted Outstanding Dollar Principal
Amount of such Noteholder's Notes; (c) each series of Notes under the Indenture will be deemed to be a separate Series of
Investor Certificates and the Holder of a Note of such series will be deemed to be the Holder of an aggregate unpaid principal amount of such Series of Investor Certificates equal to the Adjusted Outstanding Dollar Principal Amount of such
Noteholder's Notes of such series; (d) each tranche of Notes under the Indenture will be deemed to be a separate Class of
Investor Certificates and the Holder of a Note of such tranche will be deemed to be the Holder of an aggregate unpaid principal amount of such Class of Investor Certificates equal to the Adjusted Outstanding Dollar Principal Amount of such
Noteholder's Notes of such tranche and (e) any Notes owned by the BA Credit Card Trust, the Transferor, the Servicer, any
other holder of the Transferor Interest or any Affiliate thereof will be deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such consent or direction, only Notes which the
Trustee knows to be so owned shall be so disregarded.  Notes so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Transferor, the Servicer, any other holder of the
Transferor Interest or any Affiliate thereof.

                  SECTION 19.         Transfer of the Series 2001-D Certificate or the Class D Certificate.

                  (a)      After the Closing Date, the Series 2001-D Certificate may not be sold, participated, transferred, assigned, exchanged or otherwise pledged or conveyed in whole or in part except upon the prior delivery to the Master Trust
Trustee and the Owner Trustee of a Master Trust Tax Opinion and an Issuer Tax Opinion (as defined in the Indenture), respectively, with respect thereto.

                  (b)      After the Amendment Closing Date, the Class D Certificate may not be sold, participated, transferred, assigned, exchanged or otherwise pledged or conveyed in whole or in part.

                                                                29

                  SECTION 20.         Amendment to the Agreement.

                  (a)      On the first date on which there are no longer any Investor Certificates of any Series issued on or prior to April 25, 2001 which are outstanding, Section 9.02 of the Agreement is hereby amended by deleting such section in its entirety and inserting in its place the following:

           Section 9.02.  Additional Rights Upon the Occurrence of Certain Events.  If an Insolvency Event with respect to the Transferor pursuant to subsection 9.01(c) occurs, the Transferor shall on the day of such Insolvency Event immediately cease to transfer Principal Receivables to the Trustee and shall promptly give notice to the Trustee and the
     Servicer of such Insolvency Event.  Notwithstanding any cessation of the transfer to the Trustee of additional Principal
     Receivables, Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been transferred to the Trustee shall continue to be a part of the Trust, and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

                  (b)      The Transferor hereby represents and warrants to the Trustee and the Servicer as of the date of this Series Supplement that, on or before the date of this Series Supplement, the conditions set forth in subsection 13.01(a)
of the Agreement have been satisfied with respect to the amendment set forth in subsection 20(a).

                  SECTION 21.         Annual Servicer's Certificate for Series 2001-D.  For purposes of the Officer's
Certificate prepared and delivered by the Servicer in accordance with Section 3.05 of the Agreement, with regard to Series
2001-D such Officer's Certificate shall include a review of the Servicer's activities and obligations under the Agreement, this Series Supplement and the Indenture.

                  SECTION 22.         Annual Independent Accountants' Servicing Report.

                            (a)     With regard to any tranche of Notes or any additional Notes the offer and sale of which
          (i) commences on or before December 31, 2005 or (ii) is not registered with the Commission under the Securities
          Act, on or before the 90th day following the end of each fiscal year of the Trust and BA Credit Card Trust (or, if such 90th day is not a Business Day, the next succeeding Business Day), the Servicer, on behalf of the Trust, shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Servicer or the Transferor) to furnish reports prepared in accordance with Sections 3.06(a) and (b) of the
          Agreement.  A copy of such reports may be obtained by any Series 2001-D Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                            (b)     Notwithstanding any provision of Section 3.06 of the Agreement or subsection 22(a) to the contrary, with regard to any tranche of Notes or any additional Notes the offer and sale of which (i) commences after December 31, 2005 and (ii) is registered with the Commission under the Securities Act, on or before the 90th day following the end of each fiscal year of the Trust and BA Credit Card Trust (or, if such

                                                                30

          90th day is not a Business Day, the next succeeding Business Day), commencing with the fiscal year ending June 30,
          2006, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish, as provided in Section 13.05, to the Trustee, the
          Transferor and the Rating Agency each attestation report on assessments of compliance with the Servicing Criteria with respect to the Servicer or any affiliate thereof during the immediately preceding fiscal year delivered by such accountants pursuant to Rule 13(a)-18 or Rule 15(d)-18 of the Exchange Act and Item 1122 of Regulation AB.

                           A copy of such report (or reports, as applicable) may be obtained by any Series 2001-D
         Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  SECTION 23.         Compliance with Regulation AB.

                           (a)      Intent of the Parties; Reasonableness.  The Transferor, the Trustee and the Servicer
         acknowledge and agree that the purpose of this Section 23 is to facilitate compliance by the Transferor with the provisions of Regulation AB and related rules and regulations of the Securities and Exchange Commission (the
         "Commission").  The Transferor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Transferor's compliance with the
         Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Trustee agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Trustee which is required in order to enable the Transferor to comply with the provisions of Items 1109(a), 1109(b), 1117, 1118, 1119 and 1122 of Regulation AB as it relates to the Trustee or to the Trustee's obligations under the Agreement or this
         Series Supplement.  The Servicer shall cooperate fully with the Transferor to deliver to the Transferor (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Transferor to permit the Transferor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Accounts, or the servicing of the Receivables, reasonably believed by the Transferor to be necessary in order to effect such compliance.

                           (b)      Additional Representations and Warranties of the Trustee.  The Trustee shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under Section 23(c)
         that, except as disclosed in writing to the Transferor prior to such date: (i) neither the execution or the delivery by the Trustee of the Agreement or this Series Supplement, the performance by the Trustee of its obligations under this Agreement or this Series Supplement nor the consummation of any of the transactions by the Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Trustee's ability to perform its obligations under the
         Agreement or this Series Supplement, or of

                                                                31

         any judgment or order applicable to the Trustee; and (ii) there are no proceedings pending or threatened against the
         Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the
         Trustee to enter into the Agreement or this Series Supplement or to perform its obligations under the Agreement or this Series Supplement.

                           (c)      Information to Be Provided by the Trustee.  The Trustee shall (i) on or before the final
         Business Day of each month, provide to the Transferor, in writing, such information regarding the Trustee as is requested for the purpose of compliance with Item 1117 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Trustee of any changes to such information, provide to the Transferor, in writing, such updated information.

                           The Trustee shall (i) on or before the final Business Day of each January, April, July and October, provide to the Transferor such information regarding the Trustee as is requested for the purpose of compliance with
         Items 1109(a), 1109(b), 1118 and 1119 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Trustee of any changes to such information, provide to the Transferor, in writing, such updated information.  Such information shall include, at a minimum:

                                    (A)     the Trustee's name and form of organization;

                                    (B)      a description of the extent to which the Trustee has had prior experience serving as a trustee for asset-backed securities transactions involving credit card receivables;

                                    (C)     a description of any affiliation or relationship between the Trustee and any of the following parties to a Securitization Transaction, as such parties are identified to the Trustee by the
         Transferor in writing in advance of such Securitization Transaction:

                           (1)      the sponsor;
                           (2)      any depositor;
                           (3)      the issuing entity;
                           (4)      any servicer;
                           (5)      any trustee;
                           (6)      any originator;
                           (7)      any significant obligor;
                           (8)      any enhancement or support provider; and
                           (9)      any other material transaction party.

                                    (D)     In connection with the above-listed parties, a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the asset-backed securities transaction, that

                                                                32

         currently exists or that existed during the past two years and that is material to an investor's understanding of the asset-backed securities.

                           (d)      Report on Assessment of Compliance and Attestation.  On or before the 60th day following the end of each fiscal year of the Trust and BA Credit Card Trust, commencing in 2006, the Trustee shall:

                                    (i)     deliver to the Transferor and the Servicer a report regarding the Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding fiscal year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Transferor and the Servicer and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified in Exhibit E hereto or such criteria as mutually agreed upon by the Transferor and the Trustee;

                                    (ii)    deliver to the Transferor and the Servicer a report of a registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the
                  Exchange Act; and

                                    (iii)   deliver to the Transferor, the Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and
                  15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of the Trust, BA Credit Card Trust or the Transferor with respect to a Securitization Transaction a certification, signed by any Vice President or more senior officer of the Trustee, substantially in the form attached hereto as Exhibit D or such form as mutually agreed upon by the Transferor and the Trustee.

         The Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

                  (e)      Additional Representations and Warranties of the Servicer.  The Servicer shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under subsection 23(f) that, except as disclosed in writing to the Transferor prior to such date to the best of its knowledge:  (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a securitization involving credit card receivables, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicer as servicer has been disclosed or reported by the
Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the

                                                                33

servicing function it will perform under the Agreement and this Series Supplement have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under the Agreement or this Series Supplement; and (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer, any Subservicer or any unaffiliated third-party originator of Receivables.

                  (f)      Information to Be Provided by the Servicer.  In connection with any Securitization Transaction, the
Servicer shall (i) within five (5) Business Days following request by the Transferor, provide to the Transferor, in writing, the information specified in this subsection, and (ii) as promptly as practicable following notice to or discovery by the
Servicer of any changes to such information, provide to the Transferor, in writing, such updated information.

                           (i)      If so requested by the Transferor, the Servicer shall provide to the Transferor such information regarding the Servicer and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicing Party"), as is requested for the purpose of compliance with Item 1108 of Regulation
         AB.  Such information shall include, at a minimum:

                                    (A)     the Servicing Party's name and form of organization;

                                    (B)     a description of how long the Servicing Party has been servicing credit card receivables; a general discussion of the Servicing Party's experience in servicing assets of any type as well as a more detailed discussion of the Servicing Party's experience in, and procedures for, the servicing function it will perform under the Agreement and this Series Supplement; information regarding the size, composition and growth of the Servicing Party's portfolio of credit card accounts of a type similar to the Accounts and information on factors related to the Servicing Party that may be material, in the good faith judgment of the Transferor, to any analysis of the servicing of the Receivables or the related asset-backed securities, as applicable, including, without limitation:

                                            (1)      whether any prior securitizations of credit card receivables involving the Servicing Party defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related
                           Securitization Transaction;
                                            (2)      the extent of outsourcing the Servicing Party utilizes;
                                            (3)      whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of credit card receivables involving the Servicing Party as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                                                                34

                                            (4)      whether the Servicing Party has been terminated as servicer in a securitization of credit card receivables, either due to a servicing default or to application of a servicing performance test or trigger; and
                                            (5)      such other information as the Transferor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                                    (C)     a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicing Party's policies or procedures with respect to the servicing function it will perform under the Agreement and this Series Supplement;

                                    (D)     information regarding the Servicing Party's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicing Party could have a material adverse effect on the performance by the Servicing Party of its servicing obligations under the Agreement or this Series Supplement;

                                    (E)     a description of the Servicing Party's processes and procedures designed to address any special or unique factors involved in servicing;

                                    (F)     a description of the Servicing Party's processes for handling delinquencies, losses, bankruptcies and recoveries, such as sale of defaulted receivables; and

                                    (G)     information as to how the Servicing Party defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

                           (ii)     As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under the Agreement or this Series Supplement by any Person (A) into which the Servicer or such
         Subservicer may be merged or consolidated, or (B) which may be appointed as a successor to the Servicer or such
         Subservicer, the Servicer shall provide to the Transferor at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Transferor of such succession or appointment and
         (y) in writing and in form and substance reasonably satisfactory to the Transferor, all information reasonably requested by the Transferor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any Series or Class, or any Notes issued by BA Credit Card Trust.

                           (iii)    In addition to such information as the Servicer is obligated to provide pursuant to other provisions of the Agreement and this Series Supplement, if so requested by the Transferor, the Servicer shall provide to the Transferor such information

                                                                35

         regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the distribution reports otherwise required to be delivered monthly by the Servicer under the Agreement and this Series Supplement, commencing with the first such report due not less than ten (10) Business Days following such request.

                  (g)      Report on Assessment of Compliance and Attestation.  On or before the 60th day following the end of each fiscal year of the Trust and BA Credit Card Trust, commencing in 2006, the Servicer shall:

                           (i)      deliver to the Transferor a report regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Transferor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified in Exhibit E or such criteria as mutually agreed upon by the Transferor and the Servicer;

                           (ii)     deliver to the Transferor a report of a registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and
         2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                           (iii)    cause each Servicing Participant to deliver to the Transferor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this subsection; and

                           (iv)     deliver to the Transferor and any other Person that will be responsible for signing the
         Sarbanes Certification on behalf of the Trust, BA Credit Card Trust or the Transferor with respect to a
         Securitization Transaction a certification in the form attached hereto as Exhibit D.

The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the
Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

                  Each assessment of compliance provided by a Subservicer pursuant to subsection 23(f)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit E hereto delivered to the
Transferor upon reasonable request of the Transferor after the execution of the Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a
Servicing Participant (other than the Servicer or any Subservicer) pursuant to subsection 23(f)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to subsection 23(g).

                                                                36

                  (h)      Use of Subservicers and Servicing Participants.

                           (i)      The Servicer shall use its best efforts to hire or otherwise utilize only the services of
         Subservicers that agree to comply with the provisions of this subsection 23(g)(i).  The Servicer shall use its best efforts to hire or otherwise utilize only the services of Servicing Participants, and shall use its best efforts to ensure that Subservicers hire or otherwise utilize only the services of Servicing Participants, to fulfill any of the obligations of the Servicer as servicer under the Agreement or this Series Supplement, if those Servicing
         Participants agree to comply with the provisions of subsection 23(g)(ii).

                           (ii)     It shall not be necessary for the Servicer to seek the consent of the Transferor to the utilization of any Subservicer.  The Servicer shall use its best efforts to cause any Subservicer used by the
         Servicer (or by any Subservicer) for the benefit of the Transferor to comply with the provisions of this subsection
         23(g) and with Section 3.05 of the Agreement and subsections 23(e) and (f) to the same extent as if such Subservicer were the Servicer.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the
         Transferor any servicer compliance statement required to be delivered by such Subservicer under Section 3.05 of the
         Agreement, any assessment of compliance and attestation required to be delivered by such Subservicer under subsection 23(f) and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under subsection 23(f) as and when required to be delivered.

                                                                37

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Third Amended and
Restated Series 2001-D Supplement to be duly executed by their respective officers as of the day and year first above written.

                                                     FIA CARD SERVICES,
                                                     NATIONAL ASSOCIATION,
                                                     as Servicer

                                                     By:/s/ Keith W. Landis
                                                          Name:  Keith W. Landis
                                                          Title:   Vice President

                                                     BA CREDIT CARD FUNDING, LLC,
                                                     as Transferor

                                                     By:/s/ Keith W. Landis
                                                          Name:  Keith W. Landis
                                                          Title:   Vice President

                                                     THE BANK OF NEW YORK MELLON,
                                                     as Trustee

                                                     By:/s/ Catherine Cerilles
                                                          Name:  Catherine Cerilles
                                                          Title:   Vice President

                           [Signature Page to Third Amended and Restated Series 2001-D Supplement]

                                                                                                                      EXHIBIT A

                                                      FORM OF CERTIFICATE

                  THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2001-D CERTIFICATE, AGREES THAT IT IS ACQUIRING THIS SERIES
         2001-D CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN
         CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF AND THAT NEITHER THIS SERIES 2001-D CERTIFICATE NOR ANY INTEREST
         HEREIN MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION
         PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR
         PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS.  THE TRANSFER OF THIS SERIES 2001-D CERTIFICATE IS SUBJECT
         TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER THIS SERIES 2001-D CERTIFICATE NOR ANY INTEREST
         HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE
         POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  No.__

                                                BA MASTER CREDIT CARD TRUST II
                                                   SERIES 2001-D CERTIFICATE
                                            ASSET BACKED CERTIFICATE, SERIES 2001-D

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard®, VISA® and American
Express credit card receivables generated or acquired by FIA Card Services, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                                             (Not an interest in or obligation of
                                                  BA Credit Card Funding, LLC
                                                  or any Affiliate thereof.)

                  This certifies that _____________________________________________ (the "Investor Certificateholder")
is the registered owner of an Undivided Interest in BA Master Credit Card Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected

                                                                A-1

MasterCard, VISA and American Express* credit card accounts (the "Accounts") of FIA Card Services, National Association, a
national banking association organized under the laws of the United States, all monies due or to become due in payment of the
Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts and the other assets and interests constituting the
Trust pursuant to a Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006, as supplemented by the Third Amended and Restated Series 2001-D Supplement, dated as of March 2, 2009 (collectively, the
"Pooling and Servicing Agreement"), by and among BA Credit Card Funding, LLC, as Transferor (the "Transferor"), FIA Card
Services, National Association, as Servicer (the "Servicer"), and The Bank of New York Mellon, as Trustee (the "Trustee"), a
summary of certain of the pertinent provisions of which is set forth hereinbelow.

                  To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.  This Investor Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Investor Certificateholder by virtue of the acceptance hereof assents and by which the Investor
Certificateholder is bound.

                  Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this
Investor Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

                  Beginning on July 13, 2001 and on each Transfer Date thereafter, the Trustee shall distribute to the
Investor Certificateholders of record as of the last Business Day of the calendar month preceding such Transfer Date such amounts as are payable pursuant to the Pooling and Servicing Agreement and as are requested by the certificate delivered to the Trustee by the Servicer pursuant to Section 5.01 of the Pooling and Servicing Agreement.  The Series 2001-D Termination
Date is the earlier the occur of (i) the date designated by the Transferor following the last occurring Legal Maturity Date of any tranche of Notes and (ii) the Trust Termination Date.  Principal with respect to the Series 2001-D Certificates will be paid under the circumstances described in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Investor Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                  This Investor Certificate shall constitute a "security" within the meaning of (i) Article 8 of the Uniform
Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware and (ii) the
Uniform Commercial Code of any other

___________________________

*        VISA®, MasterCard® and American Express® are federally registered servicemarks of Visa U.S.A., Inc., MasterCard
International Incorporated and American Express Company, respectively.

                                                                A-2

applicable jurisdiction that presently or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American
Bar Association on February 14, 1995.

                  This Investor Certificate shall be governed by and construed in accordance with the laws of the State of
Delaware, without regard to conflict of law principles thereof.

                                                                A-3

                  IN WITNESS WHEREOF, BA Credit Card Funding, LLC has caused this Series 2001-D Certificate to be duly executed under its official seal.

                                                       By:  _______________________________________
                                                            Authorized Officer

Date: ____________ __, _____

                                                                A-4

                                        Form of Trustee's Certificate of Authentication

                                                 CERTIFICATE OF AUTHENTICATION

                  This is one of the Series 2001-D Certificates referred to in the within-mentioned Pooling and Servicing
Agreement.

                                                     THE BANK OF NEW YORK MELLON,
                                                       Trustee

                                                      By:  ____________________________
                                                           Authorized Signatory

Date: __________ __, ____

                                                                A-5

                                                                                                                EXHIBIT A-1

                                                  FORM OF CLASS D CERTIFICATE

                  THIS CLASS D ASSET BACKED CERTIFICATE, SERIES 2001-D (THE "CLASS D CERTIFICATE") HAS NOT BEEN AND WILL NOT
         BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW.  THE
         HOLDER HEREOF, BY PURCHASING THIS CLASS D CERTIFICATE, AGREES THAT IT IS ACQUIRING THIS CLASS D CERTIFICATE FOR ITS
         OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC
         DISTRIBUTION HEREOF AND THAT NEITHER THIS CLASS D CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED,
         OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY
         APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS.  THE
         TRANSFER OF THIS CLASS D CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING
         AGREEMENT REFERRED TO HEREIN.

                  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER THIS CLASS D CERTIFICATE NOR ANY INTEREST HEREIN
         MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE POOLING AND
         SERVICING AGREEMENT REFERRED TO HEREIN.

No. 1

                                                BA MASTER CREDIT CARD TRUST II
                                                            CLASS D
                                            ASSET BACKED CERTIFICATE, SERIES 2001-D

Evidencing an Undivided Interest in certain assets of the BA Master Credit Card Trust II, the corpus of which consists of a portfolio of MasterCard®, VISA® and American Express® credit card receivables originated or acquired by FIA Card
Services, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                                             (Not an interest in or obligation of
                                            FIA Card Services, National Association
                                                  or any Affiliate thereof.)

                  This certifies that BA Credit Card Funding, LLC (the "Class D Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which

                                                              A-1-1

consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard, VISA and American Express* credit card accounts (the "Accounts") of FIA Card Services, National
Association, a national banking association organized under the laws of the United States, all monies due or to become due in respect to such Receivables (including all Finance Charge Receivables), all Interchange allocable to the Trust, all proceeds of such Receivables, Insurance Proceeds and Recoveries relating to such Receivables and the proceeds thereof, in each case pursuant to a Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006, as supplemented by the Series 2001-D Supplement, dated as of May 24, 2001 (as amended, supplemented and modified as of the date hereof, collectively, the "Pooling and Servicing Agreement"), by and among BA Credit Card Funding, LLC, as Transferor (the
"Transferor"), FIA Card Services, National Association, as Servicer (the "Servicer"), and The Bank of New York Mellon, as
Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein.

                  To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.  This Class D Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class D Certificateholder by virtue of the acceptance hereof assents and by which the Class D
Certificateholder is bound.

                  Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this
Class D Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

                  Beginning on March 13, 2009 and on each Transfer Date thereafter, the Trustee shall distribute to the Class
D Certificateholder of record as of the last Business Day of the calendar month preceding such Transfer Date such amounts as are payable pursuant to the Pooling and Servicing Agreement and as are requested by the certificate delivered to the Trustee by the Servicer pursuant to Section 5.01 of the Pooling and Servicing Agreement.  The Series 2001-D Termination Date is the
earlier to occur of (i) the date designated by the Transferor following the last occurring Legal Maturity Date of any tranche of Notes, and (ii) the Trust Termination Date.  Principal with respect to the Series 2001-D Certificates will be paid under the circumstances described in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

_______________________

*        MasterCard®,VISA® and American Express® are federally registered servicemarks of MasterCard International Inc., Visa
U.S.A., Inc. and American Express Company, respectively.
                                                              A-1-2

                  This Class D Certificate shall be governed by and construed in accordance with the laws of the State of
Delaware, without regard to conflict of law principles thereof.

                                                              A-1-3

                  IN WITNESS WHEREOF, BA Credit Card Funding, LLC has caused this Class D Asset Backed Certificate, Series
2001-D to be duly executed under its official seal.

                                                     By:  ______________________________________
                                                          Authorized Officer
[Seal]

Date: March 2, 2009

                                                              A-1-4

                                        Form of Trustee's Certificate of Authentication

                                                 CERTIFICATE OF AUTHENTICATION

                  This is one of the Series 2001-D Certificates referred to in the within-mentioned Pooling and Servicing
Agreement.

                                                     THE BANK OF NEW YORK MELLON,
                                                       Trustee

                                                     By:  _________________________________________
                                                          Authorized Signatory

Date:  March 2, 2009

                                                              A-1-5

                                                                                                                      EXHIBIT B

                                         FORM OF MONTHLY PERFORMANCE STATEMENT AND NOTIFICATION
                                                        TO THE TRUSTEE
                                            FIA CARD SERVICES, NATIONAL ASSOCIATION
                                         BA MASTER CREDIT CARD TRUST II, SERIES 2001-D
                                          MONTHLY PERIOD ENDING __________ __, _____

Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement.
References herein to certain sections and subsections are references to the respective sections and subsections of the
Pooling and Servicing Agreement as supplemented by the Series 2001-D Supplement.  This notice is delivered pursuant to
Section 4.06.

         A)       FIA Card Services, National Association is the Servicer under the Pooling and
                  Servicing Agreement.
         B)       The undersigned is a Servicing Officer.
         C)       The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.06, the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Finance Charge
Account and the Principal Account on __________ __, ____, which date is a Transfer Date under the Pooling and Servicing
Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 2001-D Supplement and Section 4.06 of the Pooling and Servicing
Agreement:

A.       Pursuant to subsection 3(a) of the Series 2001-D Supplement:

                      1.      Servicer Interchange                                            $__________

B.       Pursuant to subsection 4.06(b)(iii):

                      1.      Amount to be treated as Shared Principal Collections            $__________

C.       Pursuant to subsection 4.06(b)(iv):

                      1.      Amount to be paid to the Holder of the Transferor Interest      $__________

                      2.      Unallocated Principal Collections                               $__________

                                                               B-1

D.       Pursuant to subsection 4.06(c)(iii):

                      1.      Amount to be paid to the Holder of the Transferor Interest      $__________

                      2.      Unallocated Principal Collections                               $__________

II.  INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 4.06, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.01 to the account of the Certificate Representative on __________ __, ____, which date is a Transfer Date under the Pooling and Servicing
Agreement, the amounts as set forth below:

A.       Pursuant to subsection 4.06(a):

                      1.      Amount of Available Funds payable pursuant to Section 3.01(a)
                              through (g) of the BAseries Indenture Supplement to be
                              distributed to the Series 2001-D Certificateholders from the
                              Finance Charge Account                                          $__________

                      2.      Amount of Available Funds to be treated as Available Investor
                              Principal Collections in respect of the Aggregate Class D
                              Investor Default Amount                                         $__________

                      3.      Amount of Available Funds to be treated as Available Investor
                              Principal Collections in respect of reimbursements of Class D
                              Investor Charge-Offs or Reallocated Class D Principal
                              Collections                                                     $__________

                      4.      Amount of Available Funds payable pursuant to Section 3.01(h)
                              of the BAseries Indenture Supplement to be distributed to the
                              Series 2001-D Certificateholders from the Finance Charge
                              Account                                                         $__________

B.       Pursuant to subsection 4.06(b):

                      1.      Series 2001-D Monthly Principal Payment to be distributed to the Series 2001-D Certificateholders from the Principal
                              Account                                                         $__________

                      2.      Class D Monthly Principal Amount to be distributed to
                              the Class D Certificateholder from the Principal Account        $__________

                                                               B-2

C.       Pursuant to subsection 4.06(c):

                      1.      Amount to be distributed to the Series 2001-D
                              Certificateholders from the Principal Account                   $__________

                      2.      Amount to be distributed to the Class D Certificateholder
                              from the Principal Account                                      $__________

                                                               B-3

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __th day __________, ____.

                                                     FIA CARD SERVICES,
                                                     NATIONAL ASSOCIATION,
                                                     Servicer

                                                     By: _______________________________
                                                     Name:
                                                     Title:

                                                               B-4

                                                                                                               EXHIBIT C

                                  FORM OF MONTHLY SERIES 2001-D CERTIFICATEHOLDERS' STATEMENT

                                                         Series 2001-D

                                            FIA CARD SERVICES, NATIONAL ASSOCIATION

                          ______________________________________________________________________

                                                BA MASTER CREDIT CARD TRUST II

                          ______________________________________________________________________

         The information which is required to be prepared with respect to the Transfer Date of ______ __, ____and with respect to the performance of the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing
Agreement.

A.           Information Regarding the Current Monthly Distribution

             1.         The amount of the current monthly distribution which constitutes
                        Available Funds..................................................          $__________

             2.         The amount of the current monthly distribution which constitutes
                        Available Investor Principal Collections.........................          $__________

                        Total ...........................................................          $__________

B.           Information Regarding the Performance of the Trust
             1.         Collection of Principal Receivables

                        (a)     The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period and allocated to
                                Series 2001-D................................................      $__________

             2.         Collection of Finance Charge Receivables

                        (a)     The aggregate amount of Collections of Finance Charge
                                Receivables processed during the related Monthly Period and
                                allocated to Series 2001-D...................................      $__________

                                                               C-1

             3.         Principal Receivables in the Trust

                        (a)     The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly
                                Period.......................................................    $__________

                        (b)     The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 2001-D as of the end of the
                                day on the last day of the related Monthly Period............    $__________

                        (c)     The Floating Allocation Investor Interest as of the end of the
                                day on the last day of the related Monthly Period............    $__________

                        (d)     The Principal Allocation Investor Interest as of the end of
                                the day on the last day of the related Monthly Period........    $__________

                        (e)     The Floating Investor Percentage with respect to the related
                                Monthly Period...............................................    ____%

                        (f)     The Principal Investor Percentage with respect to the related
                                Monthly Period...............................................    ____%

                        (g)     The Investor Interest as of the end of the day on the last day
                                of the related Monthly Period................................    $__________

                        (h)     The Class D Investor Interest as of the end of the day on the
                                last day of the related Monthly Period.......................    $__________

             4.         Shared Principal Collections

                        The aggregate amount of Shared Principal Collections applied as
                        Available Investor Principal Collections.............................    $__________

             5.         Delinquent Balances

                        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                               Aggregate                                             Percentage
                                                Account                                               of Total
                                                Balance                                              Receivables

                                                               C-2

                                   (a)   30     -    59 days:                 $__________               ____%
                                   (b)   60     -    89 days:                 $__________               ____%
                                   (c)   90     -    119 days:                $__________               ____%
                                   (d)   120    -    149 days:                $__________               ____%
                                   (e)   150    -    179 days:                $__________               ____%
                                   (f)   180   -     or more days:            $__________               ____%

                                                     Total:                   $__________               ____%

             6.         Investor Default Amount

                        (a)     The Aggregate Class D Investor Default Amount for the related
                                Monthly Period...............................................   $__________

                        (b)     The Aggregate Investor Default Amount for the related Monthly
                                Period.......................................................   $__________

             7.         Investor Servicing Fee

                        (a)     The amount of the Investor Servicing Fee payable by the Trust
                                to the Servicer for the related Monthly Period...............   $__________

                        (b)     The amount of the Net Servicing Fee payable by the Trust to
                                the Servicer for the related Monthly Period..................   $__________

                        (c)     The amount of the Servicer Interchange payable by the Trust to the Servicer for the related Monthly
                                Period.......................................................   $__________

             8.         Portfolio Yield

                        (a)      The Portfolio Yield for the related Monthly Period..........   $__________

                                                               C-3

                                                     FIA CARD SERVICES,
                                                        NATIONAL ASSOCIATION,
                                                        Servicer

                                                     By:_________________________
                                                          Name:
                                                          Title:

                                                               C-4

                                                                                                    SCHEDULE TO EXHIBIT C

                                          SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                           MONTHLY PERIOD ENDING _________ __, ____
                                            FIA CARD SERVICES, NATIONAL ASSOCIATION
                                         BA MASTER CREDIT CARD TRUST II, SERIES 2001-D

1.            The aggregate amount of the Investor Percentage of Collections of Principal
              Receivables......................................................................  $__________

2.            The aggregate amount of the Investor Percentage of Collections of Finance Charge
              Receivables (excluding Interchange)..............................................  $__________

3.            The aggregate amount of the Investor Percentage of Interchange...................  $__________

4.            The aggregate amount of Servicer Interchange.....................................  $__________

5.            The aggregate amount of funds on deposit in Finance Charge Account allocable to
              Series 2001-D....................................................................  $__________

6.            The aggregate amount of funds on deposit in the Principal Account allocable to
              Series 2001-D....................................................................  $__________

7.            The amount of Available Funds payable to Series 2001-D...........................  $__________

              a.   The amount of Principal Account Investment Proceeds.........................  $__________
              b.   The amount of Finance Charge Account Investment Proceeds....................  $__________
8.            The amount of Available Investor Principal Collections payable to Series 2001-D..  $__________

9.            The sum of all amounts payable to Series 2001-D..................................  $__________

10.           To the knowledge of the undersigned, no Series 2001-D Pay Out Event or Trust Pay
              Out Event has occurred except as described below:

                     None.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of
__________, ____.

                                                     FIA CARD SERVICES,
                                                     NATIONAL ASSOCIATION,
                                                     as Servicer

                                                     By: _________________________
                                                         Name:
                                                         Title:

                                                                                                                 EXHIBIT D

                                                 FORM OF ANNUAL CERTIFICATION

         Re:      The Third Amended and Restated Series 2001-D  Supplement to the Second Amended and Restated  Pooling
                  and Servicing Agreement, each dated as of March 2, 2009, each as amended,  supplemented or otherwise modified from time to time (collectively,  the "Agreement"),  each among FIA Card Services, National
                  Association,  as  servicer  (the  "Servicer"),  BA Credit Card  Funding,  LLC,  as  transferor  (the
                  "Transferor"), and The Bank of New York Mellon, as trustee.

         I, ________________________________, the _______________________ of [name of trustee or servicer] (the "Company"), certify to the Transferor, the Servicer and their respective officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1)      I have reviewed the report on assessment of the Company's compliance provided in accordance with
         Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of
         Regulation AB (the "Company Information"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB that were delivered by the Company to the Transferor and the Servicer pursuant to the Agreement;

                  (2)      To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information;

                  (3)      To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to the Transferor [and the Servicer]; and

                  (4)      To the best of my knowledge, except as disclosed in the reports discussed in clause (1) above, the
         Company has fulfilled its obligations under the Agreement.

                                                     Date:  _________________________

                                                     By:   ________________________________
                                                     Name:
                                                     Title:

                                                               D-1

                                                                                                                 EXHIBIT E

                                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the [Servicer] [Trustee] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________
     Reference                                     Criteria
_________________________________________________________________________________________________________________
                                       General Servicing Considerations
_________________________________________________________________________________________________________________
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance           Servicer
                     or other triggers and events of default in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(1)(ii)       If any material servicing activities are outsourced to third                Servicer
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
_________________________________________________________________________________________________________________
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
_________________________________________________________________________________________________________________
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the         Servicer
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
_________________________________________________________________________________________________________________
                                      Cash Collection and Administration
_________________________________________________________________________________________________________________
1122(d)(2)(i)        Payments on credit card accounts are deposited into the appropriate     Servicer,Trustee
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to           Trustee
                     an investor are made only by authorized personnel.
_________________________________________________________________________________________________________________
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with            Servicer,Trustee
                     respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(v)        Each custodial account is maintained at a federally insured             Servicer,Trustee
                     depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
_________________________________________________________________________________________________________________
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
_________________________________________________________________________________________________________________
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________

                                                     E-2

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________
     Reference                                     Criteria
_________________________________________________________________________________________________________________
                                      Investor Remittances and Reporting
_________________________________________________________________________________________________________________
1122(d)(3)(i)        Reports to investors, including those to be filed with the                  Servicer
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of credit card accounts serviced by the Servicer.
_________________________________________________________________________________________________________________
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance       Servicer,Trustee
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
_________________________________________________________________________________________________________________
                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of             Trustee
1122(d)(3)(iii)      days specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank           Servicer,Trustee
1122(d)(3)(iv)       statements.
_________________________________________________________________________________________________________________
                                          Pool Asset Administration
_________________________________________________________________________________________________________________
1122(d)(4)(i)        Collateral or security on credit card accounts is maintained as required by the transaction agreements or related asset pool documents.
_________________________________________________________________________________________________________________
                     Account and related documents are safeguarded as required by the        Servicer,Trustee
1122(d)(4)(ii)       transaction agreements
_________________________________________________________________________________________________________________
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are              Servicer
                     made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs, made in            Servicer
                     accordance with the related credit card accounts documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to
                     principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.
_________________________________________________________________________________________________________________
1122(d)(4)(v)        The Servicer's records regarding the accounts and the accounts              Servicer
                     agree with the Servicer's records with respect to an obligor's unpaid principal balance.
_________________________________________________________________________________________________________________
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's                 Servicer
                     account  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans,               Servicer
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the            Servicer
                     period a Account is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction
                     agreements, and describe the entity's activities in monitoring delinquent Accounts including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
_________________________________________________________________________________________________________________
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for Accounts with          Servicer
                     variable rates are computed based on the related Account documents.
_________________________________________________________________________________________________________________

                                                     E-3

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________
     Reference                                     Criteria
_________________________________________________________________________________________________________________
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
_________________________________________________________________________________________________________________
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are                   Servicer
                     recognized and recorded in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained         Servicer
1122(d)(4)(xv)       as set forth in the transaction agreements.
_________________________________________________________________________________________________________________

                                                     E-4

                                                     [THE BANK OF NEW YORK MELLON,
                                                     as Trustee]

                                                     [FIA CARD SERVICES, NATIONAL ASSOCIATION,
                                                     as Servicer]

                                                     Date:    _________________________

                                                     By:      ________________________________
                                                     Name:
                                                     Title: